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                                                                      EXHIBIT 21

                                 AMR CORPORATION

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 1999

Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.

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                                                                                     STATE OR
                                                                                  SOVEREIGN POWER
NAME OF SUBSIDIARY                                                               OF INCORPORATION
------------------                                                               ----------------
Subsidiaries included in the Registrant's consolidated financial statements

Airline Management Services, Inc.                                                      Delaware
American Airlines, Inc.                                                                Delaware
         Admirals Club, Inc. (Massachusetts only)                                      Massachusetts
         AEROSAN (50%)                                                                 Chile
         American Airlines Australian Tours, Inc.                                      Delaware
         American Airlines de Mexico, S.A.                                             Mexico
         American Airlines de Venezuela, S.A.                                          Venezuela
         American Airlines Deutschland Holding GmbH                                    Germany
         American Airlines Holding Company, Inc.                                       Delaware
         American Holidays Limited (50/50 AA/AMR)                                      United Kingdom
         American Airlines Overseas Finance, N.V.                                      Neth. Antilles
         AMR Aircraft Sales & Leasing Company                                          Delaware
         AMR Training Group, Inc.                                                      Delaware
         AMR Ventures III, Inc.                                                        Delaware
         Bonanza Acquisitions, Inc.                                                    Nevada
         Texas Aero Engine Services, L.L.C, dba TAESL (50/50 AA/Rolls-Royce)           Delaware

Americas Ground Services, Inc.                                                         Delaware
         Aerodespachos Colombia, S.A.                                                  Colombia
         Caribbean Dispatch Services, Ltd.                                             St. Lucia
         Dispatch Services 93, S.A.                                                    Venezuela
         DSA                                                                           Dominican Republic
         International Ground Services, S.A. de C.V.                                   Mexico
         Panama Dispatch                                                               Panama
         Peru Dispatch Company                                                         Peru
AMR/American Airlines Foundation                                                       Texas
American Airlines Center Foundation, Inc.                                              Texas
American Airlines, American Eagle Family Fund, Inc.                                    Texas
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                                                                                     STATE OR
                                                                                  SOVEREIGN POWER
NAME OF SUBSIDIARY                                                               OF INCORPORATION
------------------                                                               ----------------
AMR Eagle Holding Corporation                                                          Delaware
         AMR Commuter Finance, Inc.                                                    Delaware
         American Eagle Airlines, Inc.                                                 Delaware
         AMR Eagle Maintenance Services Group, Inc.                                    Delaware
         AMR Eagle Regional Aircraft Maintenance Center, Inc.                          Delaware
         AMR Leasing Corporation.                                                      Delaware
         Aero Perlas (20%)                                                             Panama
         Business Express Airlines, Inc.                                               Delaware
         Eagle Aviation Leasing, Inc.                                                  Delaware
         Eagle Aviation Services, Inc.                                                 Delaware
         Executive Airlines, Inc.                                                      Delaware
         Wings West Aviation Services, Inc.                                            Delaware
AMR Financial Services, Inc.                                                           Delaware
AMR Foreign Sales Corporation, Ltd.                                                    Bermuda
AMR Holding Company, Inc.                                                              Delaware
AMR Investment Services, Inc.                                                          Delaware
AMR Services (Deutschland) GmbH                                                        Germany
Avion Assurance Ltd.                                                                   Bermuda
Cargo Services, Inc.                                                                   Delaware
SC Investment, Inc.                                                                    Delaware
The C.R. Smith Aviation Museum Foundation                                              Delaware
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